UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): April 20, 2004


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    1-10651                43-1455766
  ---------------------          -------------          -------------------
(State or Other Jurisdiction      (Commission           (IRS Employer
    of Incorporation)             File Number)          Identification No.)


16401 Swingley Ridge Road, Suite 700
      Chesterfield, Missouri                               63017
----------------------------------------                ------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (636) 733-1600
                          -----------------------------
              (Registrant's telephone number, including area code)


                                 (Not applicable.)
                          -----------------------------
         (Former name or former address, if changed since last report)

ITEM  9.  Regulation FD Disclosure

Maverick Tube Corporation announced on April 20, 2004 the execution of an acquisition agreement pursuant to which it will acquire the assets of Texas Arai, Inc., a subsidiary of Grant Prideco, Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 20, 2004


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       ----------------------------------
                                               Pamela G. Boone
                                               Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release Dated April 20, 2004